Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SALE DEED

THIS SALE DEED is made at Pune this 22nd day of January, 2025

BETWEEN

WNS GLOBAL SERVICES PRIVATE LIMITED (NOIDA CUSTOMER OPERATIONS PRIVATE LIMITED and NTRANCE CUSTOMER SERVICES PRIVATE LIMITED, which, pursuant to Order dated August 11, 2009 of the Hon’ble Bombay High Court in Company Petition no.413 of 2009 connected with Company Application no.513 of 2009, Company Petition no.414 of 2009 connected with Company Application no.514 of 2009 and other connected matters, have stood merged into WNS GLOBAL SERVICES PRIVATE LIMITED), a private limited company incorporated under the provisions of the Companies Act, 1956 and deemed to be an existing company under the provisions of the Companies Act, 2013, bearing CIN: U72200MH1996PTC100196 and having its registered office at PL-10, Godrej & Boyce Complex, Pirojshanagar, L.B.S. Marg, Vikhroli (W), Mumbai – 400 079, through the hands of its Authorised Signatory, [***], duly authorised vide a Resolution of its Board of Directors dated January 16, 2025, hereinafter referred to as “the Vendor” (which expression shall, unless it be repugnant to the context or meaning thereof, mean and include its successors) of the One Part;

AND

PRISHAL REALTORS PRIVATE LIMITED, a private limited company incorporated under the provisions of the Companies Act, 2013, bearing CIN: U68200MH2024PTC435058 and having its registered office at Office No. 1, 1st Floor, Fine Mansion, 203 Dadabhai Nawroji Road, Fort, Mumbai – 400 001, through the hands of its Director [***], duly authorised vide a Resolution of its Board of Directors dated December 30, 2024, hereinafter referred to as “the Purchaser” (which expression shall, unless it be repugnant to the context or meaning thereof, mean and include its successors and assigns) of the Other Part

Vendor	1	Purchaser

The Vendor and the Purchaser shall hereinafter collectively be referred to as “Parties” and individually as “Party”.

WHEREAS:

(i)

Pursuant to the Notification dated 2nd November, 1995 bearing No. TPS/1893-750-UD/13 issued by the Government of Maharashtra in the official gazette, Magarpatta Township Development and Construction Company Limited (“Promoter”) is inter alia undertaking phase wise development scheme of an Integrated Township on all those pieces and parcels of land admeasuring 15,41,139 square meters situate lying and being at Revenue Village Hadapsar, Taluka Haveli, District Pune within the local limits of Pune Municipal Corporation and within the jurisdiction of Sub-Registrar, Haveli No. 3, Pune (hereinafter referred as the “Larger Land”) and such development is popularly known as ‘Magarpatta City’ and is comprised of four sectors namely (a) East Magarpatta City, (b) West Magarpatta City, (c) North Magarpatta City and (d) South Magarpatta City.

(ii)

The Larger Land comprises of Survey Nos. 115, 116, 127, 128, 129, 130, 137 (part), 138 (part), 139 (part), 140 (part), 141 (part), 142 (part), 143 (part), 144 (part), 145 (part), 146 (part), 147 (part), 148 (part), 149 (part), 153, 288 and 254.

(iii)

The Promoter had completed development of Towers I, II and III admeasuring 9,51,958 square feet (approx.), on a portion of the Larger Land which portion bears Final Plot No. MPTCC-1 admeasuring 56,666.82 square meters and comprises of Survey Nos.143 (part), 144 (part), 145 (part), 146 (part) and 147 (part), and forming part of “Cybercity” (hereinafter after referred to as “the said Land”). The said Land is more particularly described in the First Schedule hereunder written and the Plan thereof is annexed hereto and marked as Annexure ‘A’.

Vendor	2	Purchaser

(iv)

By and under a Sale Deed dated 31st March 2009 executed between the Promoter and Noida Customer Operations Private Limited [“NCOP”] (now the Vendor) and registered with the office of the Sub-Registrar of Assurances, Haveli No. 11, Pune under Serial No. 7447/2009 (“NCOP Sale Deed”), the Vendor herein has purchased (a) Built-up area admeasuring 43,802 square feet being Wings A and B of Level 5 along with the area admeasuring 18,000 square feet being the entire covered area of Level 7 (Terrace level) (b) Built-up area admeasuring 43,802 square feet being Wings A and B of Level 6 and collectively admeasuring 1,05,604 square feet of Tower I, situate at the IT Park Cybercity, Magarpatta City, bearing Survey no.143 to 147, Hadapsar, Pune-411013, Maharashtra, along with the proportionate share in the common areas and facilities and the limited common areas and facilities in the Tower I and the proportionate share in the said Land together with the exclusive, perpetual, irrevocable and unfettered right to use 100 (one hundred) car parking spaces and 80 (eighty) two-wheeler parking spaces, (hereinafter collectively referred to as “the said NCOP Property”).

(v)

By and under a Sale Deed dated 31st March 2009 executed between the Promoter and NTrance Customer Services Private Limited [“NTrance”] (now the Vendor) and registered with the office of the Sub-Registrar of Assurances, Haveli No. 11, Pune under Serial No. 7448/2009 (“NTrance Sale Deed”), the Vendor herein has purchased (a) Built-up area being Wing B of Level 3 admeasuring 22,658 square feet, (b) Built-up area being Wing A and B of Level 4 admeasuring 43,802 square feet and collectively admeasuring 66,460 square feet of Tower I, situate at the IT Park Cybercity, Magarpatta City, bearing Survey no.143 to 147, Hadapsar, Pune-411013, Maharashtra, along with the proportionate share in the common areas and facilities and the limited common areas and facilities in the Tower I and the proportionate share in the said Land together with the exclusive, perpetual, irrevocable and unfettered right to use 75 (seventy-five) car parking spaces and 60 (sixty) two-wheeler parking spaces, (hereinafter collectively referred to as “the said NTrance Property”).

Vendor	3	Purchaser

(vi)

The said NCOP Property and the said NTrance Property are hereinafter collectively referred to as the “said Property”, which is more particularly described in the Second Schedule hereunder written and shown on the typical floor plans of Tower I annexed hereto and marked as Annexure ‘B-1’. The parking layout plan in respect of the parking spaces comprised in the Property is annexed hereto and marked as Annexure ‘B-2’.

(vii)

Pursuant to the Order dated 11th August 2009 passed by the Hon’ble Bombay High Court in Company Petition no.413 of 2009 connected with Company Application no.513 of 2009, Company Petition no.414 of 2009 connected with Company Application no.514 of 2009 and other connected matters (a copy whereof is annexed hereto and marked as Annexure ‘C’), the Scheme of Arrangement and Amalgamation of inter alia Noida Customer Operations Private Limited and NTrance Customer Services Private Limited with the Vendor herein was sanctioned, and accordingly, the said Property stood vested in the Vendor.

(viii)	The Vendor is registered as IT/ ITES unit with Software Technology Parks of India and the Vendor is in compliance with the applicable Maharashtra IT / ITES Policy.

(ix)

Pursuant to the discussions and negotiations between the Parties, the Vendor has agreed to sell and transfer the said Property to the Purchaser and the Purchaser, relying upon the representations, covenants, indemnities and warranties of the Vendor, has agreed to purchase and acquire from the Vendor, the said Property and all rights, title and interest of the Vendor therein and together with all the benefits, entitlements and privileges attached thereto, together with the other facilities, the details whereof are set out in the Fourth Schedule hereunder written free from all encumbrances at or for a total consideration of Rs. 177,22,59,200/- (Rupees One Hundred and Seventy-Seven Crore Twenty-Two Lakh Fifty-Nine Thousand Two Hundred only) (subject to deduction of tax at source (“TDS”) under Section 194 IA of the Income Tax Act, 1961) (the “Act”) at 1% of the Consideration liable to be withheld by the Purchaser)) (“the said Consideration”).

Vendor	4	Purchaser

(x)	Copies of the extracts of the revenue record in respect of the Land are annexed and marked as Annexure ‘D (colly.)’ hereto.

(xi)

In terms of the Occupation Certificate no.2, bearing no. BCO/6/OC/IT/1 dated August 30, 2004 issued by the Municipal Corporation of Pune City in respect of inter alia Tower I (a copy whereof is annexed hereto and marked as Annexure ‘E’), the units / premises comprised in the said Property are identified as follows –

(a)	Wing B of Level 3	:	IT Unit No. 302.
(b)	Wing A and B of Level 4	:	IT Unit No. 401 and 402.
(c)	Wing A and B of Level 5	:	IT Unit No. 501 and 502.
(d)	Wing A and B of Level 6	:	IT Unit No. 601 and 602.
(e)	Wing A and B of Level 7	:	IT Unit No. 701 and 702.

(xii)

By and under a No Objection Certificate dated January, 18th 2025, the Promoter has granted its no objection for the sale and transfer of the said Property by the Vendor to the Purchaser, a copy whereof is annexed hereto and marked as Annexure ‘F’.

(xiii)	Simultaneously with the execution of this Deed: -

(a)	The Vendor has handed over the quiet, vacant and peaceful possession of the said Property and the Purchaser has confirmed receipt of the same.

(b)	The Vendor has handed over all the original title deeds pertaining to the said Property as listed in Annexure ‘G’.

(c)	The Vendor has executed in favour of the Purchaser, a limited power of attorney, to empower the Purchaser to undertake acts, deeds, matters and things as set out therein.

Vendor	5	Purchaser

(d)	The Purchaser has taken possession of the other facilities set out in the Fourth Schedule from the Vendor simultaneously with the execution hereof.

1.

NOW THIS DEED WITNESSETH that in consideration of the sum of Rs.177,22,59,200/- (Rupees One Hundred and Seventy-Seven Crore Twenty-Two Lakh Fifty-Nine Thousand Two Hundred only) payable by the Purchaser to the Vendor in the manner set out hereunder, the Vendor hereby grants, transfers, sells, conveys and assigns unto and in favour of the Purchaser, with a clear and marketable title, free from all encumbrances and claims, the said Property being (a) Wing B of Level 3 admeasuring 22,658 square feet (identified as IT Unit No. 302 in the Occupation Certificate dated 30th August, 2004), (b) Built-up area admeasuring 43,802 square feet being Wings A and B of Level 4 (identified as IT Unit Nos. 401 and 402 in the Occupation Certificate dated 30th August, 2004), (c) Built-up area admeasuring 43,802 square feet being Wings A and B of Level 5 (identified as IT Unit Nos. 501 and 502 in the Occupation Certificate dated 30th August, 2004) along with the area admeasuring 18,000 square feet being the entire covered area of Level 7 (Terrace level) (identified as IT Unit Nos. 701 and 702 in the occupation certificate dated 30th August 2004) and (d) Built-up area admeasuring 43,802 square feet being Wings A and B of Level 6 (identified as IT Unit Nos. 601 and 602 in the occupation certificate dated 30th August 2004) and collectively admeasuring 1,72,064 square feet of Tower I, situate at the IT Park Cybercity, Magarpatta City, bearing Survey no.143 to 147, Hadapsar, Pune-411013, Maharashtra, along with the proportionate share in the common areas and facilities and the limited common areas and facilities in the Tower I and the proportionate share in the said Land together with the exclusive, perpetual, irrevocable and unfettered right to use 175 (one hundred and seventy-five) car parking spaces and 140 (one hundred and forty) two-wheeler parking spaces and the said Property is more particularly described in the Second Schedule hereunder written and shown on the typical floor plans of Tower I annexed hereto and marked as Annexures ‘B-1’ and ‘B-2’) ALONG WITH all the right, privileges, amenities, benefits, and advantages under the NCOP Sale Deed and the NTrance Sale Deed attached and appurtenant thereto TOGETHER WITH the amenities enumerated in respective Schedule – V of the NCOP Sale Deed and the

Vendor	6	Purchaser

NTrance Sale Deed and as set out in the Third Schedule hereunder written TOGETHER WITH THE other facilities, the details whereof are set out in the Fourth Schedule hereunder written AND TOGETHER WITH all and singular the liberties, privileges, easements, profits, advantages, rights, members and appurtenances whatsoever to the said Property or any part thereof belonging to or in any wise appurtenant to or with the same or any part thereof now or at or any time hereto before usually held, used, occupied or enjoyed or reputed or known as part or member thereof and to belong or be appurtenant thereto AND ALL THE ESTATE, right, title, interest, use, possession, property, benefit, claim and demand whatsoever, both at law or otherwise, into and/or upon, with the said Property hereby sold and conveyed and every part thereof TO HAVE AND TO HOLD all and singular the said Property hereby granted, released, conveyed, sold, transferred and assured or intended or expressed so to be with their and every of their rights, members and appurtenances UNTO AND TO THE USE AND BENEFIT of the Purchaser, its successors in interest and assigns, absolutely and forever AND THE VENDOR doth hereby covenants that notwithstanding any act, deed, matter or thing whatsoever by the Vendor or any person or persons lawfully or equitably claiming or to claim by, from, through, under or in trust for it made, done, committed, omitted or knowingly or willingly suffered to the contrary, the Vendor hereby covenants with the Purchaser that the Vendor now has good right, full power and absolute authority to sell, convey, assign and transfer the said Property hereby granted, conveyed, transferred and assured or intended so to be unto and in favour of the Purchaser AND THAT it shall be lawful for the Purchaser at all times hereafter, to peaceably and quietly enter upon, use, occupy and possess and enjoy the said Property with their appurtenances and receive all the rents and profits thereof and every part thereof for its own benefit and use without any suit, eviction or interruption, claim, demand or whatsoever, by or from the Vendor or by any person or persons claiming or to claim, from under or in trust for it/them or any of them AND THAT the Purchaser is free and clear and freely and clearly and absolutely acquitted, exonerated, released and forever discharged or otherwise by the Vendor well and sufficiently saved, indemnified, defended, of from and against all former and other estates, title, charges and encumbrances whatsoever either already or hereafter had made, executed, occasioned or suffered by the Vendor or

Vendor	7	Purchaser

by any other person or persons lawfully or equitably claiming by from under or in trust for Vendor and the said Property is free and clear from all encumbrances, claims and demands of whatsoever nature AND THAT the Vendor and all persons having or claiming any estate, right, title or interest in the said Property which are hereby transferred and conveyed shall and will from time to time and at all times hereafter at the request and costs of the Purchaser do and execute and cause to be done and executed all such further and lawful acts, deeds, things whatsoever for better and more perfectly and absolutely selling, conveying and granting the said Property hereby conveyed unto and to the use of the Purchaser in the manner aforesaid as by the Purchaser, their executors or administrators and assigns, as shall be reasonably required.

2.

The said Consideration, i.e., the sum of Rs.177,22,59,200/- (Rupees One Hundred and Seventy-Seven Crore Twenty-Two Lakh Fifty-Nine Thousand Two Hundred only) has been paid and shall be paid by the Purchaser to the Vendor in the following manner:

(a)

Simultaneously with the execution hereof, the Purchaser has paid to the Vendor, a sum of Rs.35,45,26,848/- (Rupees Thirty-Five Crore Forty Five Lakh Twenty-Six Thousand Eight Hundred and Forty-Eight only) out of the said Consideration vide RTGS bearing UTR no. [***], from Purchaser’s Bank Account no. [***] with [***] Bank to the Vendor’s Bank Account no. [***] with [***] Bank, the payment and receipt whereof the Vendor hereby admits and acknowledges and of and from every part whereof, does hereby acquit, release and discharge the Purchaser forever.

(b)

Simultaneously with the execution hereof, the Purchaser has paid to the Vendor, a sum of Rs.132,00,00,000/- (Rupees One Hundred and Thirty-Two Crore only) out of the said Consideration, vide Demand Draft bearing no. [***] dated January [***], 2025 for an amount of Rs.124,00,00,000/- (Rupees One Hundred and Twenty-Four Crore only) drawn on [***] Bank and Demand Draft bearing No. [***] dated January [***], 2025 for an amount of Rs.8,00,00,000/- (Rupees Eight Crore only), drawn on [***] bank, the payment and receipt whereof the Vendor shall acknowledge simultaneously upon realization of such payment and shall execute and register an addendum / receipt to these presents. The Vendor undertakes to deposit the aforesaid Banker’s Cheques at the earliest and in any event not later than the next working day.

Vendor	8	Purchaser

(c)

A sum of Rs.1,77,22,592/- (Rupees One Crore Seventy-Seven Lakh Twenty-Two Thousand Five Hundred and Ninety-Two only), has been deducted by the Purchaser towards TDS at source being 1 % of the Consideration, which the Purchaser shall deposit with the authority of the Income Tax to the credit of the Vendor, within the timelines stipulated under the applicable law; and

(d)

The balance sum of Rs 8,00,09,760 (Rupees Eight Crores Nine Thousand Seven Hundred and Sixty Only) (“Balance Consideration”) out of the said Consideration shall be paid by the Purchaser to the Vendor, not later than the following working day from the date of execution and registration of this Sale Deed, unless otherwise mutually agreed to between the Parties, and simultaneously upon realization of such payment, the Vendor shall execute and register an addendum / receipt to these presents recording full discharge of the said Consideration.

3.	The Vendor has further represented and warranted to the Purchaser that:—

(a)

There are no easementary rights created by the Vendor under any document or by any covenant or by prescription in respect of the said Property and the Vendor is not aware of any such easementary rights in respect of the units.

(b)

The Vendor is the sole and absolute owner of and seized and possessed of and well and sufficiently entitled to the said Property together with all rights, benefits and privileges attached thereto and its title to the said Property is clear and marketable and free from all encumbrances, doubts, mortgage, charges, claims, demands, liens, or lis-pendens of any nature whatsoever.

Vendor	9	Purchaser

(c)

The Purchaser shall be entitled to get the said Property mutated and transferred in the name of the Purchaser in the records of all relevant authorities at its costs and expenses, and the Vendor shall render such assistance and co-operation as may be reasonably required by the Purchaser for the same.

(d)	The Vendor has obtained all required corporate approvals and resolutions to sell and convey the said Property to the Purchaser.

(e)	There is no impediment or prohibition under any applicable law or under any agreement to which the Vendor is a party, whereby the Vendor is in any way prohibited from entering into this transaction.

(f)

That the Vendor has not committed or omitted any act, deed, matter or thing whereby its holding to the said Property and incidental rights thereto including the right to peaceful use, occupation, ownership and enjoyment of the said Property and / or of the common areas, facilities and amenities of the Tower I and other rights and benefits in respect thereof is subject to or may, to the best of the knowledge of the Vendor, become liable for any lis-pendens or attachment and/or sale whether by a decree or order of the Competent Court.

(g)

The said Consideration payable by the Purchaser in terms hereof to the Vendor is full and final and upon receipt/realisation of the entire of the said Consideration in the manner contemplated herein, no further amounts of any nature whatsoever and under any account is payable by the Purchaser to the Vendor.

(h)

All original title documents for the said Property as more particularly listed in Annexure ‘G’ and a copy of which has been shared with the Purchaser, are available with the Vendor and none of these title documents as listed in Annexure ‘G’ pertaining to the said Property are destroyed, lost, mutilated or defaced. Further, save and except as listed in Annexure ‘G’, no other original documents in respect of the said Property are available with the Vendor.

Vendor	10	Purchaser

(i)	The Vendor has no outstanding loan from any bank, financial institution or from any other person/s against the said Property.

(j)

All approvals or consents required to be obtained from banks/financial institution for the purpose of effecting the transaction as contemplated herein have been obtained. There are no approvals required from any government or statutory body.

(k)

No notice of default or breach on the part of the Vendor of any provision of law in respect of the said Property or any part thereof has been received by the Vendor till date and further, the Vendor is not aware of any such notice.

(l)	No notice of acquisition or requisition of the said Property from any authority has been received by the Vendor till date.

(m)

The said Property is permitted to be used for IT and ITES purposes within the meaning of the Maharashtra IT/ITES policies. There is no impediment of any nature whatsoever for the Purchaser to use the same or any portion thereof as such and the Vendor has at no point in time breached the said use. The Vendor has not received any notice for breach of the said use. The Vendor has complied with all the applicable laws and policies as applicable for the use of the said Property as IT and ITES.

(n)

Save and except for the Vendor, there are no other person or persons interested or having any right, title, interest, claim, demand whatsoever or howsoever in respect of the said Property including by way of sale, agreement for sale, charge, lien, mortgage, gift, HUF, trust, lease, sub-lease, license, tenancy, easement, encumbrance or by way of power of attorney or otherwise howsoever.

Vendor	11	Purchaser

(o)

The Vendor has not entered into any agreement with any other person for sale, lease, tenancy, nor created any third-party rights with any persons or person or entity or with any financial institution in respect of the said Property or with intention to create any security or lien in respect of the said Property or entered into any agreement/ arrangement of whatsoever nature or done or undertaken or been party to any act concerning or affecting the said Property whereby the Vendor may be prevented from selling / transferring the Property to the Purchaser in the manner enumerated herein.

(p)

That the Purchaser shall hereinafter peacefully and quietly be entitled to hold and own the said Property and all the rights, title, benefits, claims and/or interests incidental thereto including the right to enter upon remain in the sole occupation, enjoyment and possession of the said Property and/or any part thereof in the Purchaser’s own rights without any interference disturbance, interruption, claim or demand whatsoever and/or any person or persons lawfully and equitably claiming by from, through under or in trust for the Vendor.

(q)

The Vendor has paid all taxes (including property tax), rates, cesses, assessments, revenues, their proportionate share of sinking fund, repair fund, etc. and other levies to Government, Municipal Corporation or any other local authority in relation to the said Property up to the date hereof and that no amount whatsoever is due or pending or in arrears in respect of the said Property.

(r)

No order of attachment by the Income Tax Authority / GST Authority or any other authority or order or any notice of acquisition / requisition / attachment / sealing / demolition or charge of any kind whatsoever has been received by the Vendor in respect of the said Property or part thereof from any court or authority and further, the Vendor is not aware of any such proceedings and/or orders.

Vendor	12	Purchaser

(s)	The Vendor is assessed to tax in India and the residential status of the Vendor is ‘Resident of India’ in terms of the provisions of Section 6 of the Act for the financial year 2024-2025.

(t)

There are no proceedings pending or initiated against the Vendor under the Income-tax Act, 1961 and/or any other tax statues and/or any Rules made thereunder in respect of the said Property or any part thereof (including under Section 281 of the Act and Section 81 of the Central Goods and Services Tax Act, 2017, or the corresponding provisions of any state goods and services tax law) which shall consider the transfer of the said Property as void. The Vendor does not have any income tax or any other tax demand and/or claim as on date from the Income Tax Authorities / GST tax authorities and/or other tax authorities with respect to the said Property. There is no notice issued and/or served upon the Vendor as on date under the Act, the Central Goods and Services Tax Act, 2017 and/or any other tax statutes and/or any Rules made thereunder with respect to the said Property.

(u)

The said Property is not subject to any dispute or litigation or proceedings pending including any notice or action for non-payment or recovery of moneys borrowed against the said Property, land revenue, municipal taxes, statutory outgoings, duties, cess, charges, or any other government levies in respect of the said Property.

(v)

The said Property is not subject to attachment either before or after any judgment and there is no money decree passed or any money claim existing, against the Vendor in respect of the said Property or part thereof and there is no injunction or existing interim order of any nature whatsoever passed against the Vendor in respect of the said Property.

(w)

There are no outstanding charges or arrears payable towards maintenance charges, electricity, water and other utilities supplied to the said Property and all such charges, arrears payable up to the date hereof, have been paid in full by the Vendor.

Vendor	13	Purchaser

(x)

There is no wealth tax, sales tax, service tax, excise and customs duty or other taxation proceedings whether for recovery or otherwise initiated by any taxation authorities or local authorities pending against the Vendor whereby the said Property or any part thereof is in any way affected and/or jeopardized in any manner whatsoever.

(y)	There are no encroachments, trespassers or other occupants of whatsoever nature on the said Property.

(z)

The Vendor has not knowingly or willingly done, omitted, suffered or been party or privy to any act deed or thing whereby it is prevented from selling and transferring the said Property in the manner aforesaid.

(aa)

The Purchaser shall at all times hereinafter quietly and peacefully own, possess, occupy and enjoy and hold the said Property without any hindrance, lien, charge, interest, denial, demand, interruption, eviction or claim of whatsoever nature from the Vendor or persons claiming through, under or in trust for the Vendor and may also in its own name and on its own account transfer / dispose of / convey the same by way of sale, mortgage, gift, lease or otherwise howsoever without any obstruction, hindrance or objection by or on behalf of the Vendor.

(bb)

Upon execution of this Sale Deed and realisation of full Consideration, the Vendor has been left with no right, title, and interest of any nature whatsoever in the said Property and the Purchaser has become the absolute owner of the same. The Purchaser shall have the absolute right to enjoy and utilize the said Property without any interruption, hindrances, disturbance, claim or demands by the Vendor or any person claiming title through or under the Vendor including the right to receive the rents and profits there for and every part thereof for its own use and benefits without any lawful eviction, interruption, claim or demand whatsoever from or by the Vendor. The Vendor shall co-operate with the Purchaser and undertakes not to interfere in any manner with the use, occupation, enjoyment and possession of the said Property by the Purchaser from the date hereof.

Vendor	14	Purchaser

(cc)	None of the following has occurred and/or is subsisting and no notice in connection therewith has been served upon the Vendor:

(i)

No application has been admitted by a court for an order or no such order has been passed that the Vendor be committed to corporate insolvency resolution process and/or wound up and/or that a liquidator, receiver, custodian or resolution professional be appointed on any of its assets including the said Property. There have been no material adverse effects in relation to the business of the Vendor by reason whereof the transaction contemplated hereunder shall be prejudicially affected.

(ii)	the passing of a resolution for winding up / insolvency of the Vendor or any apprehension of passing such resolution;

(iii)	the convening of a meeting or passing of a resolution to appoint a liquidator;

(iv)	a scheme of arrangement, amalgamation or reconstruction of the Vendor or arrangement or composition with or assignment for the benefit of all or a class of creditors; and

(v)	the taking of any action to seize, attach, take possession of or appoint a custodian, receiver, liquidator or manager in respect of the said Property.

Vendor	15	Purchaser

(dd)	To the best of the knowledge of the Vendor, it has disclosed to the Purchaser and/or its advocates all material facts and documents in relation to the said Property.

4.

The Purchaser confirms that it has, prior to the execution hereof, carried out title and technical due diligence in respect of the said Property. However, the investigation of title and technical diligence as aforesaid shall not dilute obligations of the Vendor under this Deed.

5.

The Vendor hereby indemnifies and agrees to keep indemnified the Purchaser, from and against all direct losses, expenses, claims and demands (of any nature whatsoever except indirect losses including loss of profit, claims or liabilities) and reasonable costs, suffered or incurred by the Purchaser on account of (a) any defect in the title of the said Property or any part thereof (including breach or inaccuracy of any of the representations, warranties or covenants of the Vendor related to title and/or any third party claims being raised in respect of the title of the Vendor to the said Property) including on account of any encumbrance/charge created on the said Property by the Vendor; and/ or (b) breach or inaccuracy of any of the representations, warranties or covenants of the Vendor or any of them being found to be incomplete, false or misleading; and/or (c) any claims raised by any third party in respect of the said Property for any acts done or omission by the Vendor prior to the date of these presents; and/or (d) any claims made by any statutory authority including Income Tax authorities under the provision of section 281 of the Act / GST authority under the Section 81 of the Central Goods and Services Tax Act, 2017/ local development authority with respect to the said Property pertaining to the time period commencing from the date of acquisition of the said Property by the Vendor till the date of these presents. The maximum amount for which the Vendor shall be liable to the Purchaser under this Deed, shall not exceed 100% of the Consideration paid by the Purchaser to the Vendor. Notwithstanding the above the maximum amount for which the Vendor shall be liable to the Purchaser under Clauses 5(b) and 5(c) above, shall not exceed 20% (Twenty Percent) of the Consideration paid by the Purchaser to the Vendor. In the event there is any tax liability on the Purchaser with respect to the indemnification amount hereunder, the indemnification amount shall be grossed up for taxes. For the purpose of determining the tax liability for the indemnification amount payable hereunder, the Parties shall appoint a Big 4 tax advisor [i.e. the Indian affiliates or associates of [***], [***], [***] or [***]] as may be mutually agreed and the opinion of such tax advisor shall be final and binding. The right of the Purchaser to make an indemnity claim under Clauses 5 (b) and 5 (c) shall survive only for a period of 7 (seven) years from the date of execution of this Deed. The right of the Purchaser to make an indemnity claim under Clause 5 (d) shall survive only for the period during which the claims can be made by the respective authorities in accordance with the Applicable Law. Further, if on occurrence of any matter that gives rise to an indemnity claim as contemplated under Clause 5 (b), (c) and/or (d), any indemnity notice has been provided within the aforementioned time period, then the right of the Purchaser and obligation of Vendor in relation to such indemnity claim shall survive the expiry of the time period as set out in this clause. If the Purchaser becomes aware of any matter which might give rise to a claim against the Vendor under this Clause 5 above, then the Purchaser shall upon becoming aware of any such matter give written notice (containing full details of the claim and estimated losses to the extent possible) to the Vendor of the matter within a period of 15 (fifteen) days. The Purchaser shall not be entitled to recover damages or obtain payment, reimbursement, or indemnity, more than once in respect of the same loss.

Vendor	16	Purchaser

6.

The transfer fees and/or any other amount(s), payable to the Promoter on transfer of the said Property in favour of the Purchaser, if any, shall be borne and paid by both the Parties equally as mutually agreed upon.

7.

The Vendor shall render such co-operation as may be requested by the Purchaser, for endorsement of the warranties and guarantees, if any, in respect of the other facilities detailed in the Fourth Schedule in favour of the Purchaser, to the extent possible and at the costs and expenses of the Purchaser.

8.	The stamp duty and registration charges in respect of this Deed shall be borne and paid by the Purchaser.

Vendor	17	Purchaser

9.	The Permanent Account Numbers of the Vendor and the Purchaser are as under:-

Vendor

WNS	GLOBAL SERVICES PRIVATE LIMITED - [***]

Purchaser

PRISHAL	REALTORS PRIVATE LIMITED - [***]

IN WITNESS WHEREOF the Parties hereto have hereunto set and subscribed their respective hands the day and year first hereinabove written.

THE FIRST SCHEDULE HEREINABOVE REFERRED TO

(being a description of the said Land)

All that piece or parcel of land, bearing Final Plot no. MPTCC-1 admeasuring 56,666.82 square meters, comprised of the lands bearing Survey nos.143 (part), 144 (part), 145 (part), 146 (part) and 147 (part), presently forming part of “Cybercity”, Magarpatta City, within the limits of Municipal Corporation of Pune City, Village Hadapsar, Taluka Haveli, District Pune.

THE SECOND SCHEDULE HEREINABOVE REFERRED TO

(being a description of the said Property)

(a) Wing B of Level 3 admeasuring 22,658 square feet (identified as IT Unit No. 302 in the Occupation Certificate dated 30th August, 2004), (b) Built-up area admeasuring 43,802 square feet being Wings A and B of Level 4 (identified as IT Unit Nos. 401 and 402 in the Occupation Certificate dated 30th August, 2004), (c) Built-up area admeasuring 43,802 square feet being Wings A and B of Level 5 (identified as IT Unit Nos. 501 and 502 in the occupation certificate dated 30th August 2004) along with the area admeasuring 18,000 square feet being the entire covered area of Level 7 (Terrace level) (identified as IT Unit Nos. 701 and 702 in the occupation certificate dated 30th August 2004) and (d) Built-up area admeasuring 43,802 square feet being Wings A and B of Level 6 (identified as IT Unit Nos. 601 and 602 in the occupation certificate dated 30th August 2004) and collectively admeasuring 1,72,064 square feet of Tower I, situate at the IT Park Cybercity, Magarpatta City, bearing Survey no.143 to 147, Hadapsar, Pune-411013, Maharashtra along with the proportionate share in the common areas and facilities and the limited common areas and facilities in the Tower I and the proportionate share in the said Land together with the exclusive, perpetual, irrevocable and unfettered right to use 175 (one hundred and seventy-five) car parking spaces and 140 (one hundred and forty) two-wheeler parking spaces.

Vendor	18	Purchaser

THE THIRD SCHEDULE HEREINABOVE REFERRED TO

(being the list of amenities)

•	Cab Parking:

•	140 (one hundred and forty) cabs parking outside the Tower I Building in the parking area allocated free of cost;

•	Two dedicated cabins in the parking area, each having minimum size of 10 feet by 20 feet;

•	Club Membership: 16 (sixteen) corporate club memberships;

•	Building area currently used to house air-conditioning and power back-up equipment;

•	One service shaft for sole usage of the Vendor (now, the Purchaser) to provision a dumbwaiter from ground to terrace of the building housing the said Property;

Placement of signage on the lobby floor, along with place for signage on two illuminated pylons. The signage of the Vendor (now, Purchaser) is at the top most of the pylons and would cover 50% of the signage space of each of the pylons

Vendor	19	Purchaser

THE FOURTH SCHEDULE HEREINABOVE REFERRED TO

(being the description of the other facilities)

S. No.	Description	Qty.	Specifications	Maker	Equipment no
1	Metering Cubicle (HT)	1	11kV	Hupen Electromechnical Pvt Ltd	1163

2	HT Switchgear (Breaker Panel)	1	11kV	Siemens Ltd	—

3	Transformer along with all accessories	1	2000 KVA- with OLTC - the related accessories RTCC, AVR Relay	Mahati Electrics	956/2003

4	PCC Panel (main distribution panel)	1	Available	Accusonic Controls Pvt Ltd	—

5	DG Switchgear (Sync Panel) Breaker Rating	1	3200 Amps	Accusonic Controls Pvt Ltd	02160-02-001

6	APFC Panel	2	400A & 500A	Subhodan Engineers Pune Pvt Ltd	9-A/2003

7	DG SET along with all accessories	2	2000 kVA	Cummins	ESN: 25286836, ASN-3040375, MODEL: QSK-QSK-G4.60 ESN: 25286837, MODEL: QSK-G4-60, ASN: 3040376

8	AUX MCC Panel	0	—	Powerica Ltd	T/C 2003- 08/46/283

9	AC Panel / Chiller Panel	1	3200 Amp, 415 Volt, 50 Hz	ENCON	—

10	Water-cooled, Screw Chiller along with all the accessories like pumps, motors etc.	Chillers - 4 Nos Chilled Water Pump – 4 Nos Condenser Pump – 4 Nos Cooling Tower – 2 Nos	Chiller Nominal Capacity - 4 X 200 TR Chiller Actual Capacity – 4 X 190 TR Chilled Water Pump – 40 HP X 4 Nos Condenser Pump – 20 HP X 4 Nos Cooling Tower – 500 TR X 2 Nos	Chillers - Mitsubishi Climaveneta Pumps – Xylem Cooling Tower - BELL	Chillers Sr Nos – C24UC01354 C24UC01355 C24UC01356 C24UC01357

11	AHU System with EC Blowers	17 Nos	Various: 11247-29400 CFM	AHU – CARRYAIR EC Fans - ZIEHL-ABEGG	004020199, 004020200, 004020191, 004020192

12	Bus Riser Con 1 & 2	2 Nos	1000A, 1000V, 50Hz, 50kA for 1 Sec 3P+N-100%+PE Sandwich type Aluminium Busbar Trunking system	Legrand	—

13	Electrical Installation Work complete related to all the DG SETS, High end HVAC, Transformer installation and commissioning etc		—	Rohini Electricals	—

Vendor	20	Purchaser

SIGNED AND DELIVERED	)
by the within named Vendor,	)
WNS GLOBAL SERVICES	)
PRIVATE LIMITED	)
through its Authorised Signatory	)
[***]
authorized pursuant to a Resolution	)
dated January 16, 2025)			Thumb
in the presence of	)	Photograph	Impression

[***]

SIGNED AND DELIVERED	)
by the within named Purchaser,	)
PRISHAL REALTORS	)
PRIVATE LIMITED	)
through its Director	)
[***] )
authorized pursuant to a Resolution	)
dated December 30, 2024)			Thumb
in the presence of	)	Photograph	Impression

[***]

21

RECEIPT

RECEIVED of and from the withinnamed Purchaser, a sum of Rs.169,22,49,440/- (Rupees One Hundred and Sixty-Nine Crore Twenty-Two Lakh Forty-Nine Thousand Four Hundred and Forty only) (including TDS) out of the said Consideration as under

Banker’s Cheque No. / RTGS UTR No.	Date	Drawn on	Amount
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
TDS			[***]
		Total	169,22,49,440/-

WE SAY RECEIVED

[VENDOR]

WITNESSES:

[***]

22

ANNEXURE ‘A’

(being a Plan of the Land)

ANNEXURE ‘B-1’ and ‘B-2’

(being floor plans and the parking layout of the said Property)

ANNEXURE ‘C’

(copy of the Order dated 11th August 2009 passed by the Hon’ble Bombay High Court)

ANNEXURE ‘D (colly.)’

(being the VII/XII extracts in respect of the Land)

ANNEXURE ‘E’

(being the Occupation Certificate no.2, bearing no. BCO/6/OC/IT/1 dated August 30, 2004)

ANNEXURE ‘F’

(Copy of the No-objection Certificate dated 18th January 2025)

ANNEXURE ‘G’

(List of original title deeds handed over by the Purchaser to the Vendor)

******************************************************

DATED THIS 22nd DAY OF JANUARY, 2025

******************************************************

BETWEEN

WNS GLOBAL SERVICES PRIVATE LIMITED

…  VENDOR

AND

PRISHAL REALTORS PRIVATE LIMITED

…

PURCHASER

SALE DEED